LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

SUPPLEMENT DATED MAY 23, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE SELECT FUND,

DATED MARCH 1, 2016

At a special meeting of shareholders of Permal Alternative Select Fund (the “fund”) held on May 20, 2016, shareholders approved a new management agreement between the Trust, on behalf of the fund, and EnTrustPermal Management LLC (“EnTrustPermal”). The new management agreement became effective upon shareholder approval on May 20, 2016 and supersedes the interim management agreement that went into effect with respect to the fund on May 2, 2016, when the combination of The Permal Group, of which Permal Asset Management LLC, the fund’s former investment manager, was a member, and EnTrust Capital became effective. The combination triggered the automatic termination provisions in the fund’s prior management agreement, and the interim management agreement allowed EnTrustPermal to serve as the investment manager to the fund until shareholders approved the new management agreement. New subadvisory and trading agreements between EnTrustPermal and the subadvisers and trading advisor also became effective on May 20, 2016 and supersede the interim subadvisory and trading agreements that went into effect with respect to the fund on May 2, 2016. The interim agreements allowed the subadvisers and trading advisor to serve as subadvisers and trading advisor to the fund until shareholders approved the new management agreement.

All references in the Statement of Additional Information (the “SAI”) to “Permal Asset Management LLC” and “Permal” should be replaced with “EnTrustPermal Management LLC” or “EnTrustPermal,” respectively.

Effective July 22, 2016, the fund’s name will be changed to EnTrustPermal Alternative Select Fund.

The following text replaces any information to the contrary in the section of the SAI titled “Investment Management and Other Services – Manager and Administrator”:

EnTrustPermal Management LLC (“EnTrustPermal” or the “manager”) is the investment manager to the fund. EnTrustPermal, with offices at 900 Third Avenue, New York, New York 10022, is a separate subsidiary of EnTrustPermal LLC, a holding company formed for the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust, and entities controlled by him. EnTrustPermal LLC has approximately $27.3 billion in assets under management as of April 30, 2016. EnTrustPermal serves as the “manager of managers” for the fund and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the fund, including rebalancing the fund’s target asset allocations among itself and the subadvisers, monitoring the subadvisers for the fund and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. EnTrustPermal determines the allocations to the fund’s subadvisers and may also manage a portion of the fund’s assets directly.

LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, serves as the administrator for the fund pursuant to an administration agreement between the Trust and LMPFA. The fund pays LMPFA for its services as administrator. As of March 31, 2016, LMPFA’s total assets under management were approximately $209.1 billion.

LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2016, Legg Mason’s asset management operations had aggregate assets under management of approximately $669.6 billion.

The following text replaces the second paragraph in the section of the SAI titled “Investment Management and Other Services – Portfolio Manager – Portfolio Manager Compensation Structure”:

EnTrustPermal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, EnTrustPermal provides employees with a 401(k) plan.

In Appendix B to the SAI, the “PCM Addendum” to EnTrustPermal’s Proxy Voting Policy and Procedures is deleted in its entirety.

Please retain this supplement for future reference.

PRML275150

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